Exhibit 99.1

FOR IMMEDIATE RELEASE:

Investor Relations Contact:

Kevin Bailey

601-607-4452, KevinBailey@BankPlus.net

Media Contact:

Rob Armour

601-898-4869, RobArmour@BankPlus.net

BancPlus Corporation Completes Acquisition of First Trust Corporation

RIDGELAND, Miss., March 1, 2022 – BancPlus Corporation (“BancPlus”), the parent company of BankPlus (“BankPlus”), today announced the completion of its previously announced acquisition of First Trust Corporation (“First Trust Corporation”), the parent company of First Bank and Trust (“First Bank and Trust”). Effective March 1, 2022, First Bank and Trust has been merged with and into BankPlus.

The BankPlus acquisition of First Bank and Trust builds upon the company’s presence in Louisiana, especially in New Orleans, creating the seventh-largest bank by deposit market share in New Orleans. With this transaction, BankPlus furthers its position as a premier Southeastern regional bank, with over 90 branches located throughout Alabama, Mississippi, Louisiana, and Florida. The combined company is expected to have approximately $6.4 billion in assets, deposits of $5.7 billion and gross loans of $4.5 billion.

In addition, and in connection with the closing of the acquisition, Gary Blossman, Chief Executive Officer of First Bank and Trust, has been named Senior Executive Vice President of BankPlus, Duane Abadie, President & Chief Credit Officer of First Bank and Trust, has been named Executive Vice President & Chief Credit Officer – Gulf Coast Region at BankPlus, and Jeff Ehlinger, Executive Vice President & Chief Banking Officer of First Bank and Trust, has been named Executive Vice President & President – Louisiana at BankPlus.

BankPlus anticipates the conversion of all First Bank and Trust accounts will occur late in the summer of 2022. When the conversion is complete, First Bank and Trust customers will have access to new technology and banking services including a full-service wealth management division.

“We are excited to welcome First Bank and Trust’s clients, shareholders and team members to the BankPlus family,” said William A. Ray, President and CEO of BankPlus. “First Bank and Trust has built a strong foundation in the New Orleans market that we look forward to expanding. Together, we will continue their tradition of service coupled with our commitment to positively impact the customers, employees and communities as these two banks become one.”

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About BancPlus Corporation

BancPlus Corporation is the holding company of BankPlus. Founded in 1909, BankPlus is one of the Southeast’s premier regional banks serving consumers and businesses with the latest technology through a full suite of financial services, including retail banking, commercial banking, mortgage lending and wealth management. Prior to the acquisition of First Bank and Trust, BankPlus had over $5.1 billion in total assets, $4.5 billion in deposits, $3.5 billion in gross loans, and operated 79 financial centers throughout Mississippi, Alabama and Louisiana. For more information about BankPlus, visit www.bankplus.net.

Forward-Looking Statements

Certain of the statements in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “should,” “seek,” “will,” “may,” and “estimate,” and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results, performance or achievements of any of the parties to the merger to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks include, without limitation, difficulties, delays and unanticipated costs in integrating the merging banks’ businesses or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the merging banks, including possible loss of customers; diversion of management time to address transaction-related issues; changes in asset quality and credit risk as a result of the merger; changes in customer borrowing, repayment, investment and deposit behaviors and practices; changes in interest rates, capital markets, and local economic and national economic conditions; the timing and success of new business initiatives; competitive conditions; and regulatory conditions. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that various important factors, including those discussed in “Risk Factors” in BancPlus Corporation’s Annual Report on Form 10-K filed with the Securities Exchange Commission (“SEC”), and its most recent Quarterly Report on Form 10-Q, which are available on the SEC’s website at www.sec.gov, could affect future results and could cause those results or other outcomes to differ materially from those expressed or implied in its forward-looking statements.

Source: BancPlus Corporation